Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.22D

FOURTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This FOURTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is August 1, 2013. CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document #2501940) with an effective date of March 1, 2013 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.

CSG and Customer desire to change the existing pricing structure of Customer’s Precision eCare® Payment Kiosk to a subscription pricing model (the “Kiosk Subscription Program”). Therefore, Exhibit C-4, Attachment A, to the Agreement, section entitled “Module E – Branded Payment Kiosk” shall be amended to add the description for Module E – Kiosk Subscription Program on Exhibit A to this Amendment.

2.

As a result, Schedule F, Fees, CSG SERVICES, subsection III. Payment Procurement, subsection D, shall be amended to add a new fee table for Precision eCare® (Payment Kiosk) Module E-Kiosk Subscription Program, as follows:

D.1. Precision eCare® (Payment Kiosk) Module E-Kiosk Subscription Program

Description of Item/Unit of Measure	Frequency	Fee
1. Kiosk Subscription Fee (per ****) (**** *) (**** *)	********	$	********

Note 1: Regarding kiosks purchased after the Effective Date of this Amendment, the Kiosk Subscription Fee shall be invoiced ******** for a period of ***** (*) ***** during the life of each unit. The first payment shall be invoiced upon delivery of such Kiosk unit, and the remaining *** (*) ******** will be invoiced each **** on the *********** ***** of when such Kiosk unit was initially delivered. The Kiosk Subscription Fee is ************* and ***-**********, subject to the terms of Exhibit A and the Agreement, and is subject to adjustments upon an increase in fees by CSG’s third party providers and is subject to annual increases pursuant to Section 5.4, Adjustment to Fees, of the Agreement. In the event the Kiosk Subscription is terminated for any reason other than cause by Customer, subsequent annual fees not already invoiced will be invoiced in accordance with the terms of Exhibit A, section 2 entitled “Cancelation/Termination Policy”.

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.22D

Note 2: Kiosk Subscription Fee includes:

•	Kiosk unit enclosure

•

Integration and delivery of unit’s peripheral devices including the required drivers/firmware. Those Hardware components include and are limited to the components set forth in Attachment 1 to Exhibit A to this Amendment.

•

The custom paint, decals and labels that Customer has selected for its units as of the Effective Date of this Amendment. If these items are modified or updated in the future by Customer, CSG reserves the right to increase the subscription price.

•	Payment Kiosk Maintenance which includes annual maintenance and support of the Software and future CSG defined enhancements specific to CSG Software.

•	Any required third party software license, including the PC’s operating system, and the third party touchscreen and device software.

•	CSG project management / implementation of new units and replacement units.

•	Solutions Support Center, Web Operations and Strategic Business Unit support.

•	Extended *****-*** **** ***** On-Site Field Service and Warranty Plan as set forth in Attachment 2 to Exhibit A to this Amendment.

•	Life-cycle management provided by CSG including end of life notifications and replacement unit ordering, planning, and coordination.

•

Vendor designated environment (for purposes of kiosk units “Vendor DEG”) compliance and support provided by CSG for the *****-*** **** ***** life span of each unit is included in the subscription model program. CSG will not fund Hardware upgrades, but will ensure all kiosk units will be Vendor DEG compliant throughout their *****-*** **** ***** life.

•

In the event a kiosk has a remaining life span upon expiration or termination of the Agreement, the terms of Exhibit A, section 2 entitled “Cancelation/Termination Policy”, shall govern payment of fees.

3.

For existing kiosks not purchased under the Module E – Kiosk Subscription Program, CSG and Customer agree to continue to support these units within the CSG Care Express (Payment Kiosk) Module E, Part 1 pricing structure, as set forth in Schedule F, Fees, CSG SERVICES, subsection III. Payment Procurement, subsection D. CSG Care Express (Payment Kiosk) Module E, Part 1, through the end of their life (*****-*** **** ****** from initial deployment). As set forth in Note 2 in subsection D. referenced in the preceeding sentence, the Payment Kiosk Maintenance (per ****) fee includes ****** maintenance and support of the Software and future CSG defined enhancements specific to CSG’s software. In addition to ****** Payment Kiosk Maintenance invoices for such kiosk, each existing kiosk unit not purchased under the Kiosk Subscription Program will also be ******** ** ****** ******* (“Subscription Model Benefit Premium”) as set forth in the fee table below. This premium will continue through the *****-*** **** ***** life of the unit, which will allow each unit to be included in the Kiosk Subscription Program and receive all the same benefits of new units brought into the Kiosk Subscription Program (some exclusions and conditions apply as set forth in Exhibit A to this Amendment). Existing Kiosks will be identified in Exhibit B and shall be updated via a mutually agreed upon Statement of work. CSG and Customer agree that a subsequent Statement of Work under this Amendment shall update the list of existing kiosks owned by Customer, the life of the unit and the time frame for replacement of the unit. As a result, Schedule F, Fees, CSG SERVICES, subsection III. Payment Procurement, subsection D, shall be amended to add the following new fees as follows:

Description of Item/Unit of Measure	Frequency	Fee

10. Subscription Model Benefits Premium (for existing units as of *** ** ****, only) (fee is assessed and counted on a ******* basis but is invoiced on an ****** basis along with the ****** CSG software maintenance and license fee for each unit) (**** *) (**** **

	*******	$	*****

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***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.22D

Note 7: Subscription Model Benefits Premium Fee for existing units includes:

•	Solutions Support Center, Web Operations and Strategic Business Unit support.

•

On-Site Field Service and Warranty Plan as set forth in Attachment 2 to Exhibit A to this Amendment. The period of this warranty is equal to the months during which the monthly premium is invoiced and paid. Each unit will be covered by the warranty through the *****-****** ****** ***** of its life from original deployment.

•	Life-cycle management provided by CSG including end of life notifications and replacement unit ordering, planning, and coordination.

•

Vendor DEG compliance and support provided by CSG for the *****-*** **** ***** life span of each unit included in the subscription model program. CSG will not fund Hardware upgrades, but will ensure all kiosk units will be Vendor DEG compliant throughout their *****-*** **** ***** life. This benefit will only apply to units purchased on or after **** ** **** and/or units that have received the Kiosk 2.0 software upgrade. Units deployed before this date that are running the Kiosk 1.0 software will be covered by the warranty benefits and will receive end of life management and support, but are not guaranteed by CSG to be Vendor DEG compliant. Additionally, units that have a ********** **** ****** cash acceptor may receive this benefit, but this specific device will be excluded from the warranty and onsite agreement.

•

A kiosk unit will not officially begin its coverage period or receive the benefits of the support model until any and *** ******** ******* ** ****** *** ******** *** ******** have been settled for the unit.

•	For clarification purposes the Subscription Model Benefits Premium Fee for existing units does not include CSG’s Payment Kiosk Maintenance.

•

The Parties acknowledge and agree as existing kiosks conclude the *****-****** ****** ***** of their life span, CSG shall no longer invoice Customer the CSG Payment Kiosk Maintenance for the kiosk and disposal of the kiosk shall occur in accordance with Exhibit A to this Amendment.

Note 8: Pricing exception for units with an existing warranty plan:

•

An exception will exist for units that already have purchased some form of warranty. The remaining value of the warranty (calculated by the ****** **** *** *** ******** ******* ** *** **** ******* **** ** *** ******** ********** ** *** ********* ****** **** ** ********) will be deducted from the $**/***** to reach an applicable fee for these units. Once the initial coverage period is reached, the unit will revert to the standard monthly premium throughout its remaining life. Upon identification of the existing models, CSG will provide via Statement of Work or LOA a unit-by-unit breakdown of the fees owed.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Peter Kiriacoulacos	By: /s/ Joseph T Ruble
Name: Peter Kiriacoulacos	Name: Joseph T. Ruble
Title: Executive Vice President & Chief Procurement Officer	Title: EVP, CAO & General Counsel
Date: 9-9-13	Date: 16 Sept 2013

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***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.22D

EXHIBIT A

Module E – Kiosk Subscription Program:

•

This module extends the Precision eCare® application, in an integrated fashion, to self-service kiosks. The Kiosk application allows for subscribers to view and pay their bill using Cash, Credit, Debit, or Check. This is accomplished by extending the Precision eBPP® web application to the self-service Kiosk and updates the subscribers account on the CSG billing system through a common interface. As of the ***** ******* ** ****, CSG worked with Customer to deploy this solution enterprise by way of the Customer’s service layer in order for the Precision eBPP® web application to post transactions to multiple Customer billing systems.

•	Additional terms and conditions specific to Module E, the Kiosk Subscription Program and the Thinman kiosk Hardware unit and operating system software are as follows:

(a)

Ownership. Rights to the Hardware shall transfer from the manufacturer to Customer upon delivery of the Hardware. Customer assumes risk of loss upon delivery. Upon delivery Customer assumes any and all responsibility and liability for the Hardware, including but not limited to: the Hardware location; installation site; accessibility; connectivity; compliance with ordinances, regulations and/or statues whether federal, state or locally imposed, except for the applicable provisions of the Americans with Disabilities Act.

(b)	Kiosk Subscription Program.

1.	Term Commitment

•	A ***** *** **** fee commitment by Customer shall be required per unit which provides *****-*** **** ****** of coverage under the Kiosk Subscription Program

•

The Kiosk Subscription Program fees shall begin on the date the kiosk unit is delivered to Customer’s site. Placing a unit into an inactive or stored state does not suspend the warranty or shelf life timelines.

•

In the event the Agreement ends while there are active subscription commitments remaining under the Kiosk Subscription Program, Customer shall pay the termination fees to CSG as set forth in the “Cancelation/Termination Policy” below.

2.	Cancelation/Termination Policy:

•

Customer may cancel the Kiosk Subscription Program for any given kiosk unit at any point during that unit’s life. The Subscription Program termination fees will be applicable when the subscription is canceled by Customer for any given unit at any point. The Subscription Program termination fee policy requires payment by Customer of *****-***** ***** of the remaining Subscription Fee which would have been due over the remaining term which is payable to CSG upon cancellation of that unit’s subscription. As ***** *** equal Subscription Fee payments are committed to and due over the life of the unit for each unit purchased by Customer, the fee for cancelling the Kiosk Subscription Program will be equal to the *** ** *** ********* Subscription Fee due for the specified unit ********** ** *****-***** *****. Upon cancellation of, or election not to renew, the Kiosk Subscription Program for any unit, that kiosk unit will no longer have access to CSG’s kiosk software application. Customer may sell or otherwise transfer title of the Hardware to another party (“Transferee”), provided, however, that Customer may not sell or transfer any software provided by CSG and in order for Customer to transfer any Hardware to another party, Customer must first be compliant with the provisions of Subsection (d) of this Exhibit A.

•

By way of example, if the unit’s subscription fee was **** ******** *** ******* ********$********* *** ****, and the subscription was canceled when *** *** ***** of fees were remaining under the Kiosk Subscription Program, Customer would pay CSG a termination fee of *****-***** ***%* of the sum of the fees due. $******** + $******** = $********** ***** *** = $********* due to CSG.

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***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.22D

•

In the event Customer chooses not to renew the subscription and replace the existing kiosk, Customer shall not incur or be invoiced any additional fees, but all fees duly invoiced shall be paid and any amounts previously paid shall be non-refundable.

3.	Life Cycle Management

•	Each kiosk unit will be assigned a *****-*** **** ***** life that shall commence when the Kiosk Subscription Program fees begin.

•	CSG will facilitate the life cycle management and replacement schedule of all units before or on the last day of the *****-*** **** ***** mark of each unit’s life

•

CSG will provide Customer with written notice of end of life of the unit and will allow Customer to select whether or not to renew its kiosk subscription for that unit no later than the **** *** ** *** ********* ****** ***** of each unit’s life by giving CSG written notice of its desire to renew its kiosk subscription for that unit. All notices given by CSG to Customer will be via email and will include the renewal price. All notices by Customer to CSG of Customer’s election to renew a kiosk subscription will be via email. In the event CSG fails to notify Customer as provided in this paragraph, CSG shall extend Customers use of the existing Kiosk.

•

Customer must make an election to renew and replace or accept the end of life and discontinue its kiosk subscription for a unit no later than the last day ** *** ******-***** ****** ***** of each unit’s life. If no election is made, the subscription for a unit will be automatically renewed at the then-current price.

•

If Customer elects to renew the subscription, a new kiosk will be delivered and installed within the ***** ** *****-*** ***-*** ***** window of the previous kiosk unit’s life. In the event CSG has not delivered the replacement kiosk, CSG shall permit Customer to continue using the kiosk and CSG shall continue to be responsible as though the kiosk continued in the Subscription Program.

•

If Customer elects not to renew the subscription for a given kiosk unit, the unit will remain operational and fully covered by warranty until the end of the *****-****** ****** ***** of that unit’s life. At the end of the *****-*** **** ***** mark, a unit’s software and access to CSG’s kiosk software application will be shut off, and the unit will no longer be operational.

4.	Warranty Coverage

•

During the period a kiosk unit is under the Kiosk Subscription Program, that kiosk unit will be covered under CSG’s third party full parts and on-site service warranty as set forth in Attachment 2 to this Exhibit A.

•

Kiosk units will be covered by a *****-***** **** **** on-site Service Commitment as defined below for all component and configuration issues. The *****-***** **** **** Service Commitment applies only to weekdays (Monday through Friday excluding holidays). The *****-***** **** **** Service Commitment will commence once the initial troubleshooting has been completed and it has been determined that a new device and/or technician visit is required. Out of scope labor and part charges, as defined in Attachment 2 to this Exhibit A, will be separately billed by CSG to Customer.

•

Units with the **** **** **** ******** may be enrolled into the program, but the Hardware warranty and onsite maintenance agreement will not cover any issues relating to this bill acceptor. If issues occur with the **** **** **** ********, Customer may elect to fund the upgrade to Vendor DEG bill acceptor (MEI), disable the cash option on the relevant unit, or purchase a new kiosk unit

•	Service levels of warranty:

•

Customer’s kiosk units will be covered by a *****-***** **** **** on-site service for all component and configuration issues (“Service Commitment”). The *****-***** **** **** on-site Service Commitment applies only to weekdays (Monday through Friday excluding holidays). The *****-***** **** **** Service Commitment is measured from completion of the initial troubleshooting and proper diagnosis, and it is determined that a new device and/or technician visit is necessary.

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***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.22D

•	Technician visits resulting from a warranty claim will be tracked and reported on a ******* basis.

•	CSG will report those instances in which the Service Commitment is not met. The remedy for CSG’s failure to meet the Service Commitment specified above will be as follows:

—

Customer will be ******** $****** *** ***** ****, *** *** which the Service Commitment is missed. For purposes of clarification: in the event a technician does not make a site visit for a properly diagnosed issue for a Customer kiosk unit for **** *** ****, and *** *** ** ***** **** *** **** occur after the *****-***** **** **** service level commitment described above has expired, Customer will be *** * ****** ** $****** (i.e., *** *** **** * $****** *** *** * *** *** **** = $******).

—

The remedy will include a tolerance of a **** ******* **** of the ***** ****** ** ******* ***** ********** ****** that ** *** **** *** *****-***** **** **** service level commitment; i.e., CSG will be not be responsible for payment of any service level credits should CSG meet the response goal ** ***** ******-**** ******* ***%* ** *** **** ******** ** * ******* *****.

—

For any field technician visits that are within the **** ******* *** ********* specified above, the Service Commitment will ****** ** * ******-*** **** **** service level; any period in excess of such ******-*** **** **** period will not be subject to any such ***** period.

—	The following events will be deemed exceptions to the Service Commitment and will, as a result, not be subject to the remedy specified above:

—	Shipping carrier delays/errors (for example UPS or FedEx delivery issues).

—	Acts of God, such as weather disasters, etc.

—	Misdiagnosis of the issue due to ineffective troubleshooting efforts.

—

As the owner of the Hardware, Customer has the right to move a kiosk from one site to another. The movement between sites in itself does not void any warranty, but any damage that may occur during the move will be considered out of scope and will not be covered under the warranty or Service Commitment terms.

—

Additionally, Customer must notify CSG promptly when a kiosk is moved to a new location. Miscommunication with CSG and/or a kiosk technician regarding the new location may result in out of scope charges.

—	To reduce the number of out of scope charges and to enhance the performance of the devices, Customer must perform routine day to day device and unit maintenance

5.	Unit Ownership and Liability

—

Customer will own the kiosk Hardware. Customer assumes full responsibility for damage and/or theft to any kiosk unit that is covered under the Kiosk Subscription Program. If a kiosk unit is damaged or stolen, Customer will be obligated to CSG for the fees set forth in Section (b)5 in the provisions of the “Cancelation/Termination Policy”.

—

It shall be Customer’s sole responsibility to dispose of the unit once it reaches its end of life and is no longer active. Customer shall have the legal obligation to remove any CSG owned/provided software and customer data. CSG will help to schedule the unit disposal in the event a new Kiosk has been ordered to replace the existing unit that requires disposal. Customer will provide CSG with the site level steps regarding the disposal arrangements. CSG will assist in the coordination of disposal, but the site shall be held accountable for being available for the exchange with the shipper/agency selected to dispose of the unit.

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***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.22D

6.	Vendor DEG Compliance:

—	CSG will use commercially reasonable efforts to ensure that a kiosk unit’s components are in compliance with CSG’s Vendor DEG.

—

New units shipped under the Kiosk Subscription Program (or installed post **** *** ****), will be Vendor DEG compliant with the most recent CSG published Vendor DEG when that unit shipped. If Customer modifies the environment and effectively takes the unit out of Vendor DEG compliance, the warranty and onsite agreement will no longer apply until the proper steps are taken to get the unit back to Vendor DEG compliance

—

Throughout the life of the units under the Kiosk Subscription Program, CSG will use commercially reasonably efforts to ensure all components will remain supported under a CSG managed and defined Vendor DEG configuration.

—

Existing kiosk units in the field on or ****** **** *** **** that are scheduled to be enrolled into the Kiosk Subscription Program shall be provided in a mutually agreed Statement of Work executed by the Parties and will be validated and Customer agrees to keep the kiosk units in Vendor DEG compliance upon upgrade to the Kiosk 2.0 software. If a unit is determined by CSG to be out of scope for the 2.0 upgrade due to age of the unit or the specs of the components, the standard *****-*** **** ***** end of life will be assigned to that unit, and it will be covered under the Hardware and on-site maintenance warranty until that point. Units falling under this category may not be Vendor DEG compliant and may continue to run the Kiosk 1.0 software; note that this will not void warranty on these units.

7.	Unit volume commitment for program eligibility:

—

The Kiosk Subscription Program pricing and support model shall only be available when one ******* ***** or more active units are in Customer’s markets. If the number of Customer’s units in the field falls below *** ******* *****, all new purchases after that point will be subject to a new fee structure that will be created and agreed upon at that time. Existing units previously purchased under the Subscription Model will remain in the model and subject to the model’s pricing terms for the remainder of its useful life.

—	In this event? all existing units would remain under the Kiosk Subscription Program for the remainder of the unit’s useful life.

Customer Indemnification. Customer shall indemnify and hold harmless CSG, its officers, board of directors and employees from and against all claims, damages, losses, and expenses, including, but not limited to attorney’s fees arising out of or resulting from installation and use of the Hardware under the terms of the this Amendment or the Agreement, provided that any such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property other than goods furnished under the Agreement, including any resulting loss of use resulting therefrom and is caused in whole or part, but only to the extent of its apportioned negligence, by any negligent act or omission of Customer, its contractor or subcontractor, or anyone directly or indirectly employed by any one of them or anyone for whose acts made by any of them may be liable.

(c)

Termination. Upon expiration or termination of the Agreement, or upon Customer’s discontinued use of CSG’s Precision eCare® Payment Kiosk solution, all rights to the software granted under this Amendment will cease, and Customer will promptly (i) purge all terminated software, including but not limited to any third party software provided by CSG as applicable, from the Hardware and all of Customer’s other computer systems, storage media and other files; (ii) destroy CSG’s Confidential Information and all copies thereof; and (iii) deliver to CSG an affidavit which certifies that Customer has complied with these termination obligations, as applicable.

(d)

The provisions above and those in the Attachments 1, and 2 (which provides a pass through warranty from third party Hardware vendor and description of Hardware) attached hereto and any other terms set forth herein which expressly or by their nature are to continue after termination or expiration of this Amendment shall survive and remain in effect for the Hardware and software purchased herein so long as said items are in use by Customer (including Customer’s affiliates and subsidiaries).

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***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.22D

ATTACHMENT 1

BASE KIOSK PRODUCT CONFIGURATION (See note at bottom)

Kiosk Hardware and system software (the “Hardware”)

1.	Enclosure – Thinman model; standalone indoor bill payment enclosure designed for 17” LCD, all metal standard powder-coat finish, internal service keyboard w/trackball for PC servicing and updating

2.	Security – Key Entry: Lock-n-key entry with front and rear service doors

3.	Security – Intrusion alarm: includes door sensors and external key switch

4.	Speakers: Amplified Dual Speaker System

5.	Magnetic Card Reader: ID Tech CCR, insert 2 track, USB/CDC interface, includes standard bezel and cable

6.	Receipt Printer: Swecoin TTP20320 80mm Thermal Printer, USB interface, Includes power supply, paper guide, and spindle

7.	Bar Code Scanner: Scanner, Honeywell/Metrologic’s IS3480 Quantum E with USB interface cable

8.	Cash/bill Acceptor: MEI 2800 series, 1000 note cassettes, USB interface

9.	Additional Cash Cassette: 1000 note capacity for MEI 2800 series

10.	Check Scanner: RDM 7000 Check scanner, p/n EC7011F

11.	Monitor: 17” Monitor

12.	Touch Screen: 17” resistive touch screen overlay with USB interface

13.	17” Privacy Filter

14.	PC: Dell OptiPlex GX 7010, 3-2120 CPU, 2GB RAM, 250GB HD, Win7 Pro 32-bit, DVD +/- RW

15.	Warranty: One Year Parts Warranty – Repair Depot to KIOSK. See KIOSK Customer Services Document for details

16.	Packaging: Pallet & Cardboard Packaging

17.	Assembly: KIOSK Assembly & Electronics System Integration labor included

18.	Quality: KIOSK QA and Electronics Testing to ISO9001/2000 standard, labor included

19.	Design Standards: Design & Built to UL & FCC Class A Product Approval Standards

20.

Artwork and Color Options: Two standard colors on body and art options a. and b. are standard. Graphics options not included in the standard price (c, d, and e) are listed below. All artwork and branding to be provided customer: Graphic guidelines will be provided. Includes Setup, Print, and Application of artwork

a.	Thinman Main Header, See Graphics guidelines for sizing, Includes Setup, Print, and Application

b.	Thinman Vinyl logo, approx. 12”X12”. Includes Setup, Print, and Application

c.	Thinman Lower Face Graphics

d.	Thinman Side Graphics

e.	Thinman Side Logo (approx. 12”X12”)

21.	Software loading and testing done remotely by third party provider, Nanonation

22.	Thinman User’s Manual

23.	Low/out of paper sensor for Swecoin TTP 2030

24.	Caster Wheels for Thinman

25.	Eyebolt mounted on the back of the kiosk unit

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***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.22D

ATTACHMENT 2

On-Site Field Service and Warranty Plan

Definitions

End of Life – Date at which a kiosk is considered to no longer have a useful life. This date is defined as after ** ****** from the original date in which the kiosk was shipped from Kiosk, Inc.’s (“KIOSK”) manufacturing facility.

Useful Life – Period between ship date and ** ****** from ship date.

Existing Units – Units that have been purchased prior to the date listed on this Amendment.

New Units – Units that have been purchased after the execution of the contract and include the Service and Warranty on original order.

Warranty and Onsite coverage terms

(a)	On-Site Field Maintenance and Warranty Services:
(i)

Under the Subscription Program, incoming service phone calls from CSG will be received by KIOSK’s Customer Service Professionals with support provided from *:** ** ** *:** ** Mountain Standard Time (MST), ****** ******* ****** for same-day phone diagnostic response. The majority of calls and incoming email requests for service will be answered in real time; response is guaranteed to within two hours. This service is provided directly from the KIOSK factory (not outsourced).

(ii)

The KIOSK Service Representative will promptly work through a series of questions with Customer to provide basic diagnostics of the issue and determine if a replacement part and Field Service Technician needs to be sent out. If this is the case, KIOSK arranges for ********* shipment of replacement parts and schedules the Field Technician Visit to arrive typically within ******-**** **** ***** of call receipt. While the Field Technician is scheduled as part of this ****-*** process, the customer site visit does not occur until the ********* *** when the part has been delivered. For most instances KIOSK will ship the replacement part to the customer site, however, in some cases it may be necessary to ship the part directly to the Field Service Technician. KIOSK will utilizes the best ********* shipping delivery available for the defined location – ***** ******** ********* ** *** **** *** ***. Following this chronology eliminates the cost and interruption involved with duplicate site visits. Getting the replacement parts in the Field Service Technician’s hands (as part of the repair process) provides a streamlined, productive service call and has been proven to be the most effective way to minimize down-time on mission critical applications. The faulty part return and shipping cost will be the responsibility of KIOSK Field Technician.

(b)	On-site Field Maintenance and Warranty Service Exceptions for the Subscription Program:

(i)

Requests for Field Service Technician service request calls must be received by *:** pm MST, ****** ******* ******, to be eligible for the **** *** site arrival (**-****) service metric. Field Service Technician request calls received after *:** pm MST will be scheduled on the following ******** ***.

(ii)

Requests for Warranty Parts support must also be received by *:** ** MST, ****** ******* ****** to be eligible for **** *** ********* shipment and **** *** site arrival. KIOSK will utilize the best ********* shipping delivery available for the specified location (i.e., ***** ******** ********* ** *** **** *** ***). Replacement part requests received after *:** ** MST will be shipped ********* air on the **** ******** ***, as supported by the best ********* shipping delivery for the specified location.

(iii)

This warranty is voided by misuse, accident, modification, and unsuitable physical or operating environment, improper cleaning or maintenance by Customer or Customer’s other service organizations, removal or alternation of part identification, or failure caused by product or component not supplied by KIOSK or for which KIOSK is not responsible, or any modifications or changes to components or to the kiosk without KIOSK’s written approval.

(iv)

If merchandise/component is determined to be a “non valid warranty issue” or “no defect found” or “outside of warranty” then Customer will be charged fees associated with repairing or replacing the merchandise/component that has been returned from the field service call. Upon completion of inspection for components in the KIOSK lab and a “Non valid warranty” status is determined, a $***** fee will be charged for the handling, diagnosis, and/or cleaning of the faulty component. When a faulty component is determined to be a “non valid warranty issue”, KIOSK will provide an “out of scope” charge to Customer that will includes parts and labor cost for repairs or replacement of the merchandise/component returned from the field service call. KIOSK labor cost will be invoiced to Customer at the rate of $****** *** ****.

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EXHIBIT 10.22D

(v)	Warranty service is guaranteed for ****** **** **** for workmanship after such warranty service is completed.

(vi)	The warranty on part defects is not extended if replacement parts are provided in a maintenance action.

(vii)

The warranty does not apply to expendable items (i.e. normal wear and tear of external graphics, etc.). Paint damage due to normal wear and tear is not covered under the warranty. Paint damage resulting from manufacturing defects will be covered under the warranty.

(viii)	Damage caused by vandalism, physical abuse, or environmental acts of God are not covered under the warranty.

(ix)

The warranty includes the original kiosk enclosure and all components as shipped from KIOSK’s factory. It does not include consigned components, customer software, network, connectivity service, custom modifications or changes made to the system, or cleaning, installation or repositioning of the system.

(x)

Customer will provide updated onsite contacts and addresses for each location and kiosk remote monitoring access required for service call management. Exceptions to fulfillment of onsite service can include holidays or events that prohibit access to the location.

(xi)

Warranty and On-Site Maintenance services will be purchased by Customer at the time of sale (before the kiosk is shipped, installed or in active use). The warranty coverage term cannot be adjusted at a later date without a paid field inspection visit and on-site review by a KIOSK technician, except where otherwise specified in this Amendment.

(xii)	Replacement components are not guaranteed to be new components and may come from KIOSK refurbished and tested stock (at the discretion of KIOSK).

(xiii)

If original components are no longer obtainable through reasonable efforts, KIOSK will replace the component with an equal quality component as well as cover any cabinet modifications and labor needed to physically install equal quality component.

(xiv)

The KIOSK Field Service Technician must be able to access the Comcast kiosk unit during the scheduled time. Keys must be available on-site prior to dispatch of a Field Service Technician. In those instances in which the KIOSK Field Service Technician is not able to access the Comcast kiosk unit or the Customer site or if keys are not onsite, all at the Customer-approved, scheduled time, such instance will result in a duplicate Field Service Technician site visit and CSG will invoice Customer an additional $****** ***. In the event CSG no longer provides Services related to kiosks to Customer, the invoice shall be provided by Kiosk to Customer.

10 / 13

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.22D

EXHIBIT B

Existing Kiosk units in the field scheduled to be enrolled into the Kiosk Subscription Program

This list of units represents the existing Comcast Kiosk units that are going to be inducted into the subscription price and support model. Fee considerations for each unit and life cycle milestones for each unit will be defined and documented in a subsequent legal document.

ID	SERIAL	DELIVERY DATE	** ***** EOL
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********

11 / 13

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.22D

Kiosk List Continued

ID	SERIAL	DELIVERY DATE	** ***** EOL
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********

12 / 13

***Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.22D

Kiosk List Continued

ID	SERIAL	DELIVERY DATE	** ***** EOL
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********
**********	******	**********	**********

13 / 13